OEM LICENSE AGREEMENT FOR ALTAVISTA TECHNOLOGY FNC.'S PRODUCTS
                                  (Reproducing)


     This Agreement (the "Agreement") is made by and between AltaVista Technology Inc. ("AVT"), having its principal place of business at 1671 Dell Avenue, Suite #209, Campbell, CA 95008 and AITech International ("OEM"), having its principal place of business at 47971 Fremont Blvd, Fremont, CA 94538 for the purpose of licensing AVT's software produces for bundling with certain of OEM's products. The effective date of this Agreement shall be the latest date set forth on the signature page of this Agreement (the "Effective Date").

The  parties  agree  as  follows:

1.     DEFINITIONS.
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1.1     Documentation is defined as (i) AVT's End User manuals, and (ii) the End
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User  license  agreement, (iii) the End User warranty statement     all of which
are  intended  to  be  provided  to  the  End  User  in  on-line  format.

1.2     End  User(s)is  defined  as a third party wing the Programs for ordinary
        ------------
and  customary  business  or  for personal purposes, and not for redistribution.

1.3     Master  Copy is defined as the Program in machine readable form embodied
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on  magnetic  media  to  be  used  in making serialized reproductions of the AVT
Program.

1.4     New  Release  is  defined  as  the  then-current release of a particular
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Program designated by AVT by a change in the version number digits of the tenths decimal  place,  or  one  decimal  to  the  left  of  the  decimal  point.

1.5     OEM  Hardware  &  Software  is  defined  as  the  hardware  and software
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developed  by  OEM  that  is  marketed  by  or  supported  by  OEM

1.6     Programs  are  defined  as the AVT proprietary computer program products
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listed  in  Exhibit  A ("AVT Programs").  The list in Exhibit A ("AVT Programs")
may  be  amended  in  writing  by  the  parties  from  time  to  time.

2.     LICENSE  AND  OEM  CERTIFICATION.
       --------------------------------

2.l     OEM Certification.     OEM certifies that the Programs and Documentation
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acquired  under  this  Agreement  we  to  be distributed with the OEM Hardware &
Software which is remarketed to unaffiliated third-party End Users, value-added dealers, distributors, systems integrators, and retail dealers in the regular course of OEM's business. OEM acknowledges that any other transfer of the Programs and Documentation acquired pursuant to this Agreement is expressly prohibited.

2.2     Bundling.     OEM  agrees  to bundle the Programs and Documentation with
        --------
shipments of its OEM Hardware & Software during the term of the Agreement. OEM understands and agrees that it has no right to distribute the Programs separately or unbundled from the OEM Hardware & Software.

2.3     Distribution  License Grant.     AVT hereby grants to OEM and OEM hereby
        ----------------------------
accepts from AVT, in accordance with the terms and conditions of this Agreement, a non-exclusive, worldwide, non-transferable license, for the fee set forth in
Section 5 ("Royalties") to distribute the Programs and Documentation bundled with the OEM Hardware & Software directly and indirectly through OEM's usual channels of distribution.

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2.4     Reproduction.
        -------------

2.4.1     Reproduction  of  the  Program.     AVT  hereby  grants  to  OEM  in
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accordance  with  the  terms  and conditions of this Agreement, a non-exclusive, worldwide, non-transferable license, to reproduce copies of the Programs, made from the Master Copy. OEM may not sublicense its right to reproduce the Programs to any third party unless AVT consents in writing to the sublicense. OEM may use its own company label as the main label on the media containing the Programs, provided, however, that each copy of the media embodying the Programs, other than a hard disk, must contain (i) a label bearing the same AVT copyright notice as contained on the label on the Master Copy received from AVT and (ii) a label bearing the particular Program trademark.

2.5     Limited  Right  to  Use  Trademarks.     AVT  hereby  grants  to  OEM  a
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non-exclusive,  nontransferable  limited  right,  to the extent that AVT has the authority to grant such limited right, to use the relevant AVT trademarks on the Programs and in OEM's product literature, promotion and advertising for the Programs. OEM agrees that it will include the AVT trademarks on the Programs
and  in  any literature, Promotion     or advertising concerning the Programs or
the features or functionality provided to the OEM Hardware & Software by the Programs.

3.     DELIVERY.
       --------

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3.1  Delivery  of the Master Copy.     AVT shall deliver to OEM a Master Copy of
     ----------------------------
the  particular  Program(s)  ten (IO)days after the execution of this Agreement.

4.     MAFNTENANCE  AND  SUPPORT.
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4.1     End User Support.     AVT shall provide End User warranty and continuing
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support  for  Programs directly to End Users by telephone during normal business hours in accordance with AVT's standard customer support policies and then-current rates.

4.2     End  User  Warranty.     AVT  warrants the Programs only pursuant to the
        -------------------
terms and conditions of the End User license agreement and warranty statement provided with the Documentation and no warranty is extended to OEM except as an End User.

4.3     Support  to  OEM.     For  the  term  of this agreement and any renewals
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thereof,  AVT  shall,  during  normal  business  hours, provide to OEM telephone assistance and response to written requests received by telecopy concerning Program errors and possible work wounds for AVT's then-current release of the Programs or the then-immediately prior release, at the same level m AVT supplies to its End User customers under the Standard Passport Support Program.

5.     ROYALTIES.
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5.1     Royalty     The royalty rate for the Software Product shall be $0.00 per
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copy  of the Howdy Software Product bundled with the Combined Product throughout the term of this agreement. There shall be no royalty due for WebCannon. There shall be no royalty due for my backup or replacement copies and OEM shall be given full credit in the mount of full royalty paid by OEM for my for my Software bundle that is returned to OEM. OEM agrees to make quarterly reports and payments to AVT within thirty (30) days after the end of each quarter. Each report shall specify the number of Combined Products shipped during that month,

5.3     Taxes  and  Fees.     In  addition  to  any other charges due under this
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Agreement,  OEM  agrees  to pay, indemnify and hold AVT harmless from any sales, use, excise, import or export, value added or similar tax, not based on AVT 's net income or my other duty or fee (collectively tire "Taxes") and any penalties or interest associated with any of the Taxes, imposed by my governmental authority with respect to either or both of any payment to be made by OEM to under this Agreement or any Program package to be delivered by AVT to OEM under this Agreement.

5.4     Payment  Upon  Termination.     Upon  termination of this Agreement, the
        --------------------------
payment date of all monies due AVT shall automatically be accelerated so that they shall become due and payable on the effective date of termination, even if longer terms had been provided previously.

5.5  Shipping  Costs and Insurance.     All shipping charges and insurance shall
     -----------------------------
be borne by OEM, and said charges will appear on AVT's invoice OEM shall, at its expense, make and negotiate all claims against any carrier, for any loss or damage.

5.6 Revenue Sharing Program.     AVT will pay OEM 20% of the one yen hosting fee
    -----------------------
for any customer who signs up for one (1) year of hosting with AVT. The percentage will be based on the amount of the hosting fee at the time the user registers for the service. AVT reserves the right to change the price of the one (1) year hosting fee at any time. Tracking is done by a private file that is sent to AVT via e-mail by any OEM Customer that is using AVT to host their site. Payment will only be made for customers whose e-mail contains this file. Payments will be made to the OEM within thirty (30) days after the end of each quarter.

6.  TERM  OF  AGREEMENT.     The  term  of  the  Agreement shall commence on the
    --------------------
Effective Date and unless sooner terminated in accordance with the terms of this
   ---
Agreement, shall continue for one (1) year (the "Initial Tem"). The Agreement will renew automatically for successive one (1) year terms (the "Renewal Terms") unless written notice of termination is received by either parry thirty (30) days prior to the end of the Initial Term or any Renewal term.

7.     OWNERSHIP  OF  PROPRIETARY  RIGHTS  AND  RESTRICTED  RIGHTS.
       -----------------------------------------------------------

     7.1     Proprietary  Rights.     OEM  acknowledges  that  the  Programs,
             -------------------
Documentation, including the structure, sequence and organization of the Programs are proprietary to AVT and that AVT retains exclusive ownership of the Programs, Documentation and proprietary rights associated with the Programs, and Documentation, OEM wilt take all reasonable measures to protect AVT s proprietary rights in the Programs, Documentation including AVT's patents, trademarks, copyrights and trade secrets. Except m provided herein, OEM is not granted any rights to patents, copyrights, trade secrets, trade names, trademarks (whether registered or unregistered), or any other rights, franchises or licenses with respect to the Programs, and Documentation.

8.  NON-DISCLOSURE.     During  the  term of this Agreement, certain information
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will  be  disclosed  to  OEM concerning the Programs, proposed new AVT software, pricing, business plans and customers which is the confidential and proprietary information of AVT and not generally known to the public (herein "Confidential Information"). OEM agrees that during and after the term of this Agreement, it will not use or disclose to any third parry any Confidential Information without the prior written consent of AVT. AVT hereby consent to the disclosure of its Confidential Information to certain employees of OEM w is reasonably necessary in Order to allow OEM to perform Under this Agreement and to obtain the benefits This Paragraph shall not apply to proposed new Program information after such information is made public by AVT.

9.     PROPRIETARY  RIGHTS INDEMNITY.     AVT shall defend at its own expense my
       ------------------------------
claim, suit or proceeding brought against OEM insofar as it is based on a claim that a Program constitutes a direct infringement of a U.S. copyright of a third party. To qualify for such defense and payment OEM must- (i) give AVT prompt written notice of my such claim; and (if) allow AVT to control and fully cooperate with AVT in the defense and all related settlement negotiations. AVT shall pay all damages (including reasonable attorneys' fees) finally awarded to third panics against OEM which OEM is obligated to pay but shall not be responsible for my compromise made without its consent. Upon notice of an alleged infringement or if in AVT's opinion such a claim is likely, AVT shall have the right, at its option, to obtain the right to continue the distribution of the Programs, substitute other computer software with similar operating capabilities, or modify the Program so that it is no longer infringing. In the event that none of the above options we reasonably available in AVT's opinion, OEMs sole and exclusive remedy shall be to terminate this Agreement, return all copies of the Documentation paid for and in OEM's inventory and obtain a refund from AVT of the fee paid by OEM for such Documentation inventory. THE FOREGOING STATES OEM's SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO CLAIMS OF INFRINGEMENT OF THIRD PARTY PROPRIETARY RIGHTS OF ANY KIND. AVT will have no liability to OEM if any alleged copyright infringement or claim thereof is based upon the use of the Programs in connection or in combination with equipment, devices or software not delivered by AVT (if such infringement or claim would have been avoided by the use of the Programs with other equipment, devices or software) or use of the Programs in a manner for which they were not intended or use of other than the most current release of the Programs if such claim would have been prevented by the use of such most current release.

10. LIMITATIONS AND DISCLAIMER.     EXCEPT FOR THE EXPRESS WARRANTY SET FORTH IN
    ---------------------------
THE  END  USER  LICENSE  AND  WARRANTY  STATEMENT, AVT MAKES NO OTHER WARRANTIES
RELATING  TO  THE  PROGRAMS,  EXPRESS,  OR  IMPLIED,  AND EXPRESSLY EXCLUDES ANY
WARRANTY  OF  NON-INFRINGEMENT,  FITNESS  FOR  A  PARTICULAR  PURPOSE  OR
MERCFIANTABILITY. NO PERSON IS AUTHORIZED TO MAKE ANY OTHER WARRANTY OR REPRESENTATION CONCERNING THE PROGRAMS OTHER THAN AS PROVIDED IN THE END USER LICENSE AND WARRANTY STATEMENT. OEM SHALL MAKE NO OTHER WARRANTY, EXPRESS OR IMPLIED, ON BEHALF OF AVT.

11.  INDEMNITY.     OEM agrees to indemnify and bold AVT harmless from any claim
     ----------
or damages (inclusive of AVT's attorneys' fees) m fOEMorrepresentativesofOEM. OEM shall be solely responsible for my claims, warranties or representations made by OEM or OEM's employees or agents which differ from the warranty provided by AVT in its End User agreement.

12.  CONSEQUENTIAL  DAMAGES  WAIVER.     AVT  WILL NOT BE LIABLE FOR ANY LOSS OF
     ------------------------------
USE, INTERRUPTION OF BUSINESS, OR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING LOST PROFITS) REGARDLESS OF THE FORM OF ACTION WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF AVT HAS BEEN ADVISED OF THE POSSIBII.ITY OF SUCH DAMAGES.

11.  LIMITATION  OF  LIABILITY.     Notwithstanding any other provisions of this
     -------------------------
Agreement,  AVT's  total  liability  to  OEM  under  this
Agreement     shall  be  limited  to  replacement  of  the  Programs,  and
Documentation.

14.  TERMINATION.
     -----------

14.1     Without  Cause.     This  Agreement  may  be  terminated at any time by
         --------------
either  party  without  cause  upon  thirty  (30)  days  prior  written  notice.

14.2      With  Cause.
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14.2.1     AVT may terminate this Agreement upon thirty (30) days written notice of a material breach of this Agreement if such breach is not cured within such thirty (30) day period.

14.2.2 Notwithstanding the above, AVT may terminate this Agreement immediately, upon written notice, for a material breach of Paragraph 2 ("License and OEM Certification"), 7 ("Ownership of Proprietary Rights and Restricted Rights"), 8 ("Non-Disclosure") or the failure to make any payments due under this Agreement.

14.2.3 AVT may immediately terminate this Agreement after giving written notice (i) if OEM shall become insolvent, (ii) if OEM shall fail to pay its obligations as they arise, (iii) upon any proceeding being commenced by or against OEM under any law providing relief to OEM as debtor, (iv) if OEM shall make a composition with its creditors, or (v) if OEM shall have a receiver appointed over the whole or any pan of its assets.

14.3     Rights  upon  Termination.     Upon  termination  of  this  Agreement:

14  3.1     OEM's  appointment  as  an  authorized  OEM for the AVT Programs and
Documentation  shall  immediately  terminate.

14  3.2     OEM  shall immediately discontinue all representations that it is an authorized  AVT  OEM.

14.3.3 OEM shall have no further right to reproduce the Programs or to distribute the Programs or Documentation.

14.3.4 OEM shall destroy or create all copies of the Programs and certify such destruction to AVT in writing within ten (10) days of the termination date. Additionally, OEM shall immediately return the Master Copy magnetic media to the AVT.

14.3.4 OEM shall have sixty (60) days from the effective date of termination to distribute its inventory of the current versions of the Programs and Documentation in accordance with the terms of this Agreement.

15.     NOTICES.     All  notices  permitted  or  required  under this Agreement
        -------
shall be in writing and shall be delivered @ follows with notice deemed given as indicated: (I) by personal delivery when delivered personally,
(it) by overnight courier upon written notification of receipt, (iii) by telecopy or facsimile transmission when continued by tclecopier or facsimile transmission, or (iv) by certified or registered mail, return receipt requested, five (5) days after deposit in the mail. All notices must be sent to the address first described above or to such other address that the receiving party may have provided for the purpose of notice in accordance with this Paragraph 15.

16.  FORCE  MAIEURE.     Neither party shall be liable hereunder by reason of my
     --------------
failure or delay in the performance of its obligations hereunder (except for the payment of money) on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, acts of God, war, governmental action, labor conditions, earthquakes, or any other cause which is beyond the reasonable control of such party.

17.  WAIVER.     The failure of either party to require performance by the other
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party  of  my  provision  hereof shall not affect the full right to require such performance at any time thereafter, nor shall the waiver by either party of a breach of my provision hereof be taken or held w be a waiver of the provision itself.

18. SEVERABILITY.     In the event that any provision of this Agreement shall be
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unenforceable  or  invalid  under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall not render this Agreement unenforceable or invalid m a whole.

19.     INJUNCTIVE  RELIEF.     It is expressly agreed that a material breach of
        ------------------
this Agreement will cause irreparable harm to AVT and that a remedy at law would be inadequate. Therefore, in addition to any and all remedies available at law, AVT will be entitled to an injunction or other equitable remedies in all legal proceedings in the event of any threatened or actual violation of my or all of the above provisions.

20.     CONTROLLING LAW.     This Agreement shall be governed in all respects by
        ---------------
the laws of the United States of America and the State of California m such laws are applied to agreements entered into and to be performed entirely within California between California residents. OEM and AVT acknowledge that the United Nations Convention on Contracts for the International Sale of Goods
(1980) is specifically excluded from application to this Agreement, This Agreement is prepared and executed in the English language only and any translations of this Agreement into any other language shall have no effect, All proceedings related to this Agreement shall be conducted in the English language

21.  NO  AGENCY.     Nothing contained herein shall be construed as creating any
     ----------
agency,  partnership,  or  other  form  of joint enterprise between the parties.

22.     HEADRNGS.     The  paragraph  headings  appearing  in this Agreement are
        ---------
inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such paragraph or in any way affect such paragraph.

23.     SUBCONTRACTING  AND  ASSIGNMENT.     This Agreement shall be binding and
        -------------------------------
inure to the benefit of the parties hereto and their respective successor and assigns, Neither part), shall assign any of its rights nor delegate my of its obligations under this Agreement to any third party without the express written consent of the other except to the surviving entity in a merger or consolidation in which it participates or to a purchaser of all or substantially all of its assets, so long @ such surviving entity or purchaser shall expressly assume in writing the performance of all of the terms of this Agreement. Notwithstanding the foregoing, AVT may sell, pledge or otherwise transfer its right to receive payments under this Agreement, Any act in derogation of the foregoing shall be null and void.

24.     EXPORT.     OEM acknowledges that the laws and regulations of the United
        -------
States may restrict the export and re-export of certain commodities and technical data of United States origin, including the Programs in any medium OEM agrees that it will not export or re-export the Programs in any form without the appropriate United States and foreign government licenses. OEM also agrees that its obligations Pursuant to this section shall survive and continue after my termination or expiration of rights under this Agreement.

25.     SURVIVAL.     The  rights  and  obligations  contained  in  Paragraphs 8
        ---------
("Non-Disclosure"), 10 ("Limitations and Disclaimer"), 12 ("Consequential Damages-Waiver") and 14 ("Termination") shall survive any termination or expiration of this Agreement.

26.     ENTIRE AGREEMENT.     This Agreement is the entire agreement between the
        ----------------
parties regarding its subject matter. It supersedes and its terms govern, all prior proposals, agreements, or other communications between fire parties, oral or written regarding such subject matter. This Agreement shall not be modified unless done so in a writing signed by officers of both AVT and OEM.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Agreement.


AVT                                 OEM
Alta  Vista  Technology,  Inc.      AITech  International
1671  Dell  Ave  Suite  #209        47971  Fremont  Blvd.
Campbell,  CA  95008                Fremont,  CA94538

By:     s.  Jack  Marshall          By:  s.  Jack  Li
        ------------------               ------------
Name:  Jack  Marshall               Name:  Jack  Li
Title:  President                   Title:  Chief  Operating  Officer
Date:  5-22-98                      Date:  5-19-98

                                              Exhibit  "A"
                                              Programs

                                              Howdy!  2.lx  (demo)
                                              WebCannon!  2.  1  x

     AVT                            OEM
Alta  Vista  Technology,  Inc.      AITech  International
1671  Dell  Ave  Suite  #209        47971  Fremont  Blvd.
Campbell,  CA  95008                Fremont,  CA94538

By:     s.Jack  Marshall            By:  s.  Jack  Li
          --------------                 ------------
Name:  Jack  Marshall               Name:  Jack  Li
Title:  President                   Title:  Chief  Operating  Officer
Date:  5-22-98                      Date:  5-19-98

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